Exhibit 10.21

SECOND ADDENDUM TO ORITZ BUILDING OFFICE LEASE

All terms and conditions remain unchanged from Original Office Lease signed between Oritz Properties, Inc, a California corporation (“Landlord”) and Kindred Biosciences, Inc. (“Tenant”), except for the following:

Additional Office space:
Premises: Suite 100 / rentable area as 1,190 square feet
Commencement Date: July 1, 2017
Base Rent: $2.85 per rentable square foot per month ($3,391.50/month)
Annual increases based on Addendum dated February 23, 2017 starting:
December 1, 2018 at $2.93 per sq ft ($3,486.70 per month)
December 1, 2019 at $3.02 per sq ft ($3,593.80 per month)

Termination Date: November 30, 2020
Additional Security deposit: $3,593.80 due by July 1, 2017.

All other terms and conditions of the Original Office Lease remain in full force and effect, and are extended throughout the extended Lease Term set forth above

Landlord: Oritz Properties, Inc. By: Its: Date:	Tenant Kindred Biosciences, Inc. By: /s/ Wendy Wee Its: VP Finance Date:: 6/27/17

ORITZ CORPORATION 1555 Bayshore Highway. Burlingame, CA 94010 · (650) 692-8000 ·FAX (650) 692-8055
www.oritzcorp.com